Exhibit 10.27

May 12, 2008

Various, Inc.

445 Sherman Avenue

Palo Alto, California 94306

Re:

Independent Contractor Agreement Dated September 21, 2007

By and Between Various, Inc. (“Company”) and Hinok Media, Inc.

(“Consultant”) (the “Agreement”)

Ladies and Gentlemen:

As you know, the Agreement was amended by Section 10.3 of that certain Amendment to Stock Purchase Agreement dated as of December 6, 2007, by and among the Company, Andrew B. Conru Trust Agreement, Andrew B. Conru Trustee, Mapstead Trust created on April 16, 2002, Lars and Marin Mapstead Trustees, Andrew B. Conru, Lars Mapstead and Penthouse Media Group, Inc. (the “Amendment”). Pursuant to Section 10.3 of the Amendment, Consultant is to receive an additional $5,000,000 of compensation from the Company over the 36 month period immediately following the Closing (as defined in the Amendment), payable as follows: $1,000,0000 on the first anniversary of the Closing Date (as defined in the Amendment), $1,000,000 on the second anniversary of the Closing Date and $3,000,000 on the third anniversary of the Closing Date.

This letter agreement is to confirm agreement to the terms of the foregoing Section 10.3 of the Amendment and to clarify that the amounts payable thereunder will be payable to Consultant on the dates stated in Section 10.3 of the Amendment, regardless of whether or not the Agreement is then in effect.  Except as amended hereby and by Section 10.3 of the Amendment, the Agreement remains in full force and effect. Facsimile and counterpart signature pages to this letter agreement will be considered original documents and binding and effective upon the parties.

If this letter agreement confirms our agreement, please indicate your acceptance by signing in the spaces provided below and returning an executed copy to us. Thank you.

Sincerely yours,

HINOK MEDIA, INC.

By:  /s/ Andrew B. Conru

Andrew B. Conru, President

/s/ Andrew B. Conru

Andrew B. Conru, individually

Accepted and agreed on this 12 day of May, 2008.

VARIOUS, INC.

By:  /s/ Paul Asher

Printed:  Paul Asher

Title:  Secretary